SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2004
Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)

(908) 298-4000
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

2004 First Quarter Earnings Press Release
Schering-Plough issued a press release titled “Schering-Plough Reports Financial Results for 2004 First Quarter” on April 22, 2004, and the press release is attached to this 8-K as Exhibit 99.1. Schering-Plough also issued related Supplemental Data, which is attached to this 8-K as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are filed with this 8-K:

99.1	Press release titled “Schering-Plough Reports Financial Results for 2004 First Quarter”

99.2	Supplemental Financial Data

Item 12. Results of Operations and Financial Condition

Schering-Plough today issued a press release titled “Schering-Plough Reports Financial Results for 2004 First Quarter” and provided additional supplemental financial data. The press release is attached to this 8-K as Exhibit 99.1. The supplemental financial data is attached to this 8-K as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/Thomas H. Kelly
Thomas H. Kelly
Vice President and Controller

Date: April 22, 2004

Exhibit Index

The following exhibits are filed with this 8-K:

99.1	Press release titled “Schering-Plough Reports Financial Results for 2004 First Quarter”
99.2	Supplemental Financial Data